UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials



                               Z-SEVEN FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     [_]  Fee paid previously with preliminary materials:
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          4)   Date Filed:

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

                               Z-SEVEN FUND, INC.
                               1819 S. DOBSON ROAD
                                    SUITE 109
                                 MESA, AZ 85202
                                 (480) 897-6214
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 2002
                              ---------------------


To the Shareholders of the Z-Seven Fund, Inc.:

         Notice is hereby given that the Annual Meeting of the Shareholders of the Z-SEVEN FUND, INC. (the "Fund"), a Maryland corporation, will be held at the offices of Z-Seven Fund, Inc., 1819 S. Dobson Road, Suite 109, Mesa, AZ 85202 on December 20, 2002, at 11:00 A.M. (Mountain Standard Time) for the following purposes:

         1) To consider and to act upon the election of five Directors for a term of one year until the next Annual Meeting or until their successors have been duly elected and qualified;

         2) To approve the selection by the Board of Directors of Tait, Weller & Baker as independent public auditors for the Fund for the fiscal year ending December 31, 2002;

         3) To consider and act upon a proposal to approve the Investment Advisory Agreement between the Fund and TOP Fund Management, Inc.; and

         4) To transact such business as may properly come before the meeting or at any adjournment thereof.

         Shareholders of record at the close of business on November 19, 2002, are entitled to notice of, and to vote at, the meeting, including any adjournment thereof. Shareholders are urged to mark, date, sign and return the enclosed form of proxy at their earliest convenience so that a quorum will be present and a maximum number of shares may be voted.


                             By Order of the Board of Directors,

                             /s/ Barry Ziskin
                             Barry Ziskin
                             President and Treasurer

Dated:  November 18, 2002

                               Z-SEVEN FUND, INC.
                               1819 S. DOBSON ROAD
                                    SUITE 109
                                 MESA, AZ 85202
                                 (480) 897-6214
                               ------------------

                                 PROXY STATEMENT
                               ------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 20, 2002

         This statement is furnished in connection with the solicitation of the accompanying proxy by the Z-Seven Fund, Inc. (the "Fund"), a Maryland corporation, for use at the Annual Meeting of Shareholders of the Fund to be held December 20, 2002, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying form of Proxy will be given or mailed to shareholders on or about November 22, 2002.
         If the enclosed proxy form is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted: (i) for the nominees of the Board of Directors of the Fund in the election of directors; (ii) in favor of the selection of the independent auditors for the Fund; (iii) to approve the Investment Advisory Agreement between the Fund and TOP Fund Management, Inc.; and (iv) at the Board's discretion, for or against any other matters considered at the meeting. Any proxy may be revoked at any time prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.
         The Board of Directors has fixed the close of business on November 19, 2002, as the record date for the determination of shareholders entitled to notice of, and vote at, the meeting or any adjournment thereof, and only shareholders of record at the close of business on that day will be entitled to vote.
         As of November 7, 2002, there were issued and outstanding 1,872,592 shares of Common Stock. Each share of Common Stock is entitled to one vote. There is no provision for cumulative voting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions for the broker to vote the shares or if the broker has and exercises discretionary voting power. Where the broker or fiduciary does not receive instructions from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote. In accordance with Maryland law, shares held by two or more persons (whether as joint tenants, cofiduciaries or otherwise) will be voted as follows: unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, the vote will bind all; (2) if more than one votes, the vote of the majority will bind all; and (3) if more than one votes and the vote is evenly divided, the shares will be voted in accordance with the determination of a majority of such persons and any person appointed to act by a court of competent jurisdiction, or, in the absence of such appointment, the vote will be cast proportionately.
         If, by the time scheduled for the meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the proposals described in the Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. If a quorum is present, votes will be taken for the election of directors and on any proposal or proposals as to which there are sufficient votes for approval; and the remaining proposal or proposals may be considered at an adjourned meeting or meetings. No adjournment will be for a period exceeding 120 days after the record date. Any such adjournment will require the affirmative vote of a majority of shares present in person or by proxy at the session of the meeting to be adjourned.

The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of the proposals to be considered at the adjourned meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all proposals to be considered at the adjourned meeting.
         The Annual Report of the Fund for the fiscal year ended December 31, 2001, including audited financial statements and the Semi-Annual Report for the period ended June 30, 2002, were mailed to stockholders of record at the close of business on March 1, 2002, and August 29, 2002, respectively. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report to a shareholder upon request to the address or phone number listed above.
         The cost of solicitation of proxies will be paid by the Fund. Persons holding stock as nominees will be reimbursed, upon request, for their reasonable expenses in sending or forwarding solicitation material to the principals of the accounts. In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, facsimile, personal interview, or other means by officers or directors of the Fund.
         As of November 7, 2002, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Fund:


         NAME AND ADDRESS OF BENEFICIAL OWNER      NUMBER OF SHARES          PERCENT OF CLASS
         ------------------------------------      ----------------          -----------------
         Barry Ziskin                                    584,697                  31.22 (1)
         1819 S. Dobson Rd., Suite 109
         Mesa, AZ  85202

         Sir John M. Templeton                           345,802                  18.47 (2)
         P.O. Box 7759
         Lyford Cay, Nassau, Bahamas

         Thomas W. Lee                                   161,664                   8.63 (3)
         130  - 10th Street
         San Francisco, CA  94103

         William Wood                                    148,000                   7.90
         P.O Box 143
         Bedford, VA  24523-0143


         (1 ) The shares shown include 368,002 shares owned by Ziskin Asset Management, Inc., of which Mr. Ziskin is sole shareholder; 93,200 shares owned by TOP Fund Management, Inc., of which Mr. Ziskin is sole shareholder; 111,314 shares owned by Ziskin Asset Management, Inc. Profit Sharing Plan, of which Mr. Ziskin is Trustee; and 12,181 shares that Mr. Ziskin owns personally, or acts as custodian for.
         (2) Agape Co., S.A. owns 361,527 shares. Agape Co., S.A. is indirectly controlled by Sir John Templeton. The shares were issued to Agape in a private placement in December, 1992. The Fund is obligated to register these shares for sale in the open market upon Agape's request. Previous negotiations for the repurchase of these shares by the Fund have been discontinued.
         (3) The shares held by Mr. Lee, who is an Officer and Director of Red Cart Market, Inc. and President of The San Francisco Advertiser, include: 50,050 shares owned by The San Francisco Advertiser; 43,500 shares owned by Red Cart Market, Inc. Profit Sharing Plan; 28,714 shares owned by The Lee Investment Partnership; 31,000 shares owned by The San Francisco Advertiser Profit Sharing Plan, of which Mr. Lee is a Trustee; and 3,200 shares owned by Red Cart Market, Inc. D.B.A. Pet Club Profit Sharing Plan.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         The Bylaws of the Fund provide that the Board of Directors shall consist of not less than three nor more than fifteen Directors, with the exact number being set from time to time by the Board. The Board currently consists of five Directors, each of whom serves until the next annual meeting of stockholders and until his or her successor, if there is to be one, is elected and qualified. The individuals named in the following table have been nominated by the Fund's Board of Directors for election as Directors, each to hold office until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualified. All five of the nominees are currently members of the Board of Directors. Each of the nominees has consented to his or her nomination and has agreed to serve if elected.

IF THE PROXY CARD IS PROPERLY EXECUTED BUT UNMARKED, IT WILL BE VOTED FOR ALL THE NOMINEES. If for any reason, any nominee should not be available for election or able to serve as a Director, the proxies will exercise their voting power in favor of such substitute nominees, if any, as the Board of Directors of the Fund may designate. The Fund has no reason to believe that it will be necessary to designate a substitute nominee. Each nominee who receives the affirmative vote of a majority of all votes cast at the Meeting will be elected so long as a quorum is present.

The Board of Directors of the Fund supervises the operations of the Fund according to applicable state and federal law, and is responsible for the overall management of the Fund's business affairs. The Directors, in turn, elect the officers of the Fund to actively supervise their day-to-day operations. The following is a list of the Directors and executive officers of the Fund. Each Director who is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                               BOARD OF DIRECTORS

  ------------------------------- ---------------- ---------------- ------------------------- -------------------
  Name                            Term of          Number of        Principal Occupation(s)   Other
  Age                             Office and       Funds in         during past 5 years       Directorships/
  Address                         Tenure           Complex                                    Trusteeships
  Position with Fund                               Overseen                                   by Director

  ------------------------------- ---------------- ---------------- ------------------------- -------------------
  Lydia L. Moore (41)                                               Brokerage Director,
  15113 E. Marathon Drive         Director since          1         Brokers Alliance,         none
  Fountain Hills, AZ  85268       5/13/02                           Scottsdale, AZ
  Director
  ------------------------------- ---------------- ---------------- ------------------------- -------------------
  Alan Mevis (56)                                                   Fine Art Photographer,
  3411 N.E. Morris Street         Director since          1         Arbitrator,
  Portland, OR  97212             9/30/02                           NASD-Dispute Resolution,  none
  Director                                                          Portland, OR,
                                                                    practicing attorney
                                                                    1972 - 1993
  ------------------------------- ---------------- ---------------- ------------------------- -------------------
  Dr. Jeffrey Shuster (50)                                          President & CEO
  32 East Ridge Court             Director since          1         Jeffrey Shuster, DDS, PC
  Cheshire, CT  06410             3/16/86                           A Professional            none
  Director                                                          Corporation
  ------------------------------- ---------------- ---------------- ------------------------- -------------------
  Barry Ziskin * (50)                                               President, Ziskin Asset
  1819 S. Dobson Road             Director,                         Management, Inc.
  Suite 109                       President and                     President, TOP Fund
  Mesa, AZ  85202                 Treasurer               1         Management, Inc.          none
  Director,                       since 9/16/83                     Mesa, AZ
  President and Treasurer
  ------------------------------- ---------------- ---------------- ------------------------- -------------------
  Rochelle Ziskin * (48)                                            Associate Professor,
  4206 W. 74th Street             Director since          1         Assistant Professor,      none
  Prairie Village, KS  66208      4/8/85                            University of Missouri,
  Director                                                          Kansas City, MO,
                                                                    Ph.D., Harvard
                                                                    University, 1992
  ------------------------------- ---------------- ---------------- ------------------------- -------------------


*     Nominees considered "interested persons" of the Fund.


BOARD COMMITTEES: The Board of Directors has established an Audit Committee, which oversees the Fund's accounting and financial reporting policies and the independent audit of its financial statements. The Audit Committee consists of all of the Board's Independent Directors, as defined by the NASDAQ's Qualitative Listing Requirements rule, and its members are currently: Lydia Moore, Jeffrey Shuster, and Alan Mevis. The Board has adopted a written charter for the Audit Committee which is attached as Exhibit A. The Audit Committee has responsibility
(a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.
In connection with the December 31, 2001 financial statements, the audit committee: (1) reviewed and discussed the audited financial statements with management; (2) discussed with the independent auditors the matters required by Statement on Auditing Standards No. 61; and (3) received the written disclosures from the independent auditors required by Independence Standards Board Statement No. 1, and has discussed with the auditors the auditor's independence with consideration of non-audit services. Based upon these reviews and discussions, the audit committee reported to the Board of Directors that they had ratified the audited financial statements for inclusion in the Annual Report to Shareholders filed with the SEC. The Audit Committee Chairperson is Lydia Moore.

OWNERSHIP IN FUND'S AFFILIATES: None of the Directors who are independent, nor members of their immediate families, own securities beneficially or of record in the Investment Adviser, the Fund's distributors or any affiliate of the Investment Adviser or distributors.

DIRECTORS' OWNERSHIP OF FUND'S SHARES: The following table shows each Director's beneficial ownership of shares of the Fund, which is the only fund within the complex overseen by the Directors. Information is provided as of November 7, 2002.


------------------------- ---------------------------------------- ----------------------------------------
                          DOLLAR RANGE OF FUND'S SHARES OWNED BY     AGGREGATE DOLLAR RANGE OF SHARES OF
DIRECTOR                                 DIRECTOR                        ALL FUNDS OWNED BY DIRECTOR
------------------------- ---------------------------------------- ----------------------------------------
Alan Mevis                             $0 - $10,000                             $0 - $10,000
------------------------- ---------------------------------------- ----------------------------------------
Lydia Moore                            $0 - $10,000                             $0 - $10,000
------------------------- ---------------------------------------- ----------------------------------------
Dr. Jeffrey Shuster                    $0 - $10,000                             $0 - $10,000
------------------------- ---------------------------------------- ----------------------------------------
Barry Ziskin *                         Over $100,000                            Over $100,000
------------------------- ---------------------------------------- ----------------------------------------
Rochelle Ziskin *                   $50,000 - $100,000                       $50,000 - $100,000
------------------------- ---------------------------------------- ----------------------------------------

*     Considered "interested persons" of the Fund

Mr. Ziskin beneficially owns 31.22% of the outstanding shares, as follows: Mr. Ziskin is the sole shareholder of Ziskin Asset Management, Inc. which owns approximately 19.65% of the outstanding shares; Mr. Ziskin is the sole shareholder of TOP Fund Management, Inc., the Fund's investment Adviser, which owns 4.98% of the outstanding shares; Mr. Ziskin is Trustee for Ziskin Asset Management, Inc. Profit Sharing Plan which owns approximately 5.94% of the outstanding shares; and Mr. Ziskin personally owns, or acts as custodian for, approximately 0.65% of the outstanding shares. Other Directors each own less than 1% of the total shares outstanding.

DIRECTOR COMPENSATION: Each independent Director receives $500 per meeting. The Directors are paid $1,000 per meeting for Audit Committee meetings. The Audit Committee Chairperson is paid $1,500 per meeting. The Audit Committee is expected to typically meet twice a year. The following table shows the compensation received from the Fund by each Director for his or her service as a Director during the fiscal year ended December 31, 2001. Mr. Ziskin (also an officer and Director of the Adviser and its affiliates) participated in all of the Fund's Board meetings, but does not receive any compensation from the Fund as an officer or Director.

-------------------------- ---------------- ------------------- --------------------- ---------------------
DIRECTOR                      AGGREGATE         PENSION OR        ESTIMATED ANNUAL     TOTAL COMPENSATION
                            COMPENSATION        RETIREMENT         BENEFITS UPON      FOR SERVICES TO THE
                           FROM THE FUND*    BENEFITS ACCRUED        RETIREMENT              FUNDS
-------------------------- ---------------- ------------------- --------------------- ---------------------
Maria De Los Santos (1)        $6,500               0                    0                   $6,500
-------------------------- ---------------- ------------------- --------------------- ---------------------
Albert I. Feldman (2)          $3,500               0                    0                   $3,500
-------------------------- ---------------- ------------------- --------------------- ---------------------
Dr. Jeffrey Shuster            $5,300               0                    0                   $5,300
-------------------------- ---------------- ------------------- --------------------- ---------------------
Rochelle Ziskin *              $2,000               0                    0                   $2,000
-------------------------- ---------------- ------------------- --------------------- ---------------------

(1) No longer a Director. Position is currently occupied by Lydia Moore, who is also the Audit Committee Chairperson.
(2) No longer a Director. Position is currently occupied by Alan Mevis.
* Considered "interested persons" of the Fund

          During the fiscal year ended December 31, 2001, the Board held 4 Board meetings and 4 Board committee meetings. With respect to compensation information set forth in the table above, the Fund incurred aggregate Directors' fees and expenses of $17,300.

CODE OF ETHICS: The Fund and the Adviser have adopted a code of ethics that applies to their respective officers, Directors and employees. Personnel subject to the code of ethics may invest in securities, including those held by the Fund, subject to insider trading and other restrictions in the code.

                                   PROPOSAL 2
                        APPROVAL OF INDEPENDENT AUDITORS

         For the years ended December 31, 1995 through 2001, KPMG LLP ("KPMG") served as independent auditor for the Fund. On March 27, 2002, KPMG resigned as auditor for the Fund due to the size of the Fund and level of auditing fees. There were no disagreements, qualifications, disclaimers of opinions or other irregularities which directly or indirectly caused the change. Furthermore, there were no irregularities, disagreements, qualifications, or disclaimers of opinions with KPMG in the last two fiscal years. Similarly, there have been no comments from KPMG in the last two fiscal years which negatively reflected on the Fund's internal controls necessary to develop reliable financial statements, or the reliability of management's representations. There is no information that materially impacts previously issued reports or financials for the upcoming fiscal year.

         Tait, Weller & Baker was hired on July 29, 2002. Prior to engaging Tait, Weller & Baker the only communications between the Fund's management and Tait, Weller & Baker were those that occurred in the ordinary course of due diligence to determine their appropriateness to serve as the Fund's auditors. Tait, Weller & Baker's appointment was unanimously approved by the Board of Directors and the members of the Audit Committee.

         KPMG has been provided with a copy of these disclosures, prior to this document being filed with the Securities and Exchange Commission. A letter from KPMG addressed to the Securities and Exchange Commission, which evidences KPMG's concurrence with the disclosures made herein about the change of auditors is attached as Exhibit E to this document.

         The Board of Directors has mandated that the selection of Tait, Weller & Baker as independent auditors to report on the Financial Statements of the Fund for the fiscal year ending December 31, 2002 be submitted to the shareholders for approval. No member of Tait, Weller & Baker has any direct or indirect financial interest in the Fund.

         A representative of Tait, Weller & Baker is expected to attend the Annual Meeting of Shareholders, and such representative will be given the opportunity to address attendees, and is expected to be available to respond to appropriate questions. The affirmative vote of a majority of the outstanding stock is required to approve the selection of independent auditors.

         The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Fund's annual financial statements for the year ended December 31, 2001 were $31,000. The aggregate fees billed by KMPG LLP for tax services rendered to the Fund for the fiscal year ended December 31, 2001 were $6,000. There were no payments for any other non-audit services, including information technology services, and no fees were paid to KPMG LLP for services rendered to the Fund's Investment Adviser or any entity controlling, controlled by, or under common control with the Adviser.

                                   PROPOSAL 3
                  APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

         Investment management services are furnished to the Fund by TOP Fund Management, Inc. (the "Adviser") pursuant to an Investment Advisory Agreement dated February 17, 1987 (the "Current Agreement"). TOP Fund Management, Inc. has its principal place of business at 1819 S. Dobson Road, Suite 109, Mesa, AZ 85202. The Board of Directors of the Fund last submitted the Current Agreement to the shareholders for approval on December 14, 2001, on terms identical to the existing advisory agreement at that time, except for initial and renewal terms. A majority of the outstanding shares of the Fund approved the Current Agreement at that meeting.
         On September 30, 2002, the Fund's Board of Directors, including all of the directors who are not interested persons of the Fund or the Adviser, resolved to submit the Current Agreement to the shareholders of the Fund for their approval in order to give shareholders the opportunity to affirm the Board's unanimous decision to continue the current management of the Fund. The Board has determined to recommend that the shareholders vote for approval of the Current Agreement, as further described below.

                                CURRENT AGREEMENT

         Under the Current Agreement, the Adviser furnishes advice to the Fund with respect to investing in, purchasing and selling securities, stock index futures contracts and options thereon.
         The Current Agreement expressly provides that the Fund pays all of the Fund's expenses not assumed by the Adviser. These expenses include, but are not limited to, custodian, depository, registrar, transfer agency, shareholder communications (including preparation and mailing of reports and proxy statements), exchange listing fees, interest, taxes, distribution costs; legal and auditing expenses; general office expenses (space and supplies), compensation, fees and expenses paid to officers, directors and employees of the Adviser and its affiliates (subject to appropriate allocations), and any association dues. The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates. The Board has approved allocating shared expenses and employment compensation for Fund employees who are not regular employees of the Adviser or its affiliates based generally on the ratio of assets under management between the Fund and the Adviser's affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%. Based on this formula, for the fiscal year ended December 31, 2001, the Fund paid $38,750 in office expenses (including rent, office equipment, and miscellaneous office expenses), which was approximately 67% of the total incurred by the Fund, the Adviser and its affiliates, and $107,312 in employee compensation and benefits, which was approximately 50% of the total incurred for employees performing services for the Fund, the Adviser, and the Adviser's affiliates.
         The Current Agreement provides that the Adviser, at its own expense, shall maintain Key Man Insurance covering Barry Ziskin, in an amount not less than $2,000,000. The policy designates the Fund as beneficiary. The Current Agreement further provides that the Adviser will not pay or declare dividends on its stock, redeem, purchase or acquire any share of its stock or make distribution or disposition of its assets if its tangible net worth plus that of Ziskin Asset Management, Inc., which guarantees the obligations of the Adviser under the Current Agreement, would be less than the greater of (i) $1,500,000 or
(ii) 10% of the net assets of the Fund as of the last day of the last calendar quarter, but not more than $2,700,000.
         The Current Agreement provides that the Adviser will receive a base advisory fee at the rate of .3125% of the Fund's average daily net assets during each calendar quarter (equivalent to 1.25% per annum). The Current Agreement also provides that the Adviser will receive a bonus or pay the Fund a penalty, based upon the performance of the Fund and the performance of the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") during a rolling twelve month period, calculated on a quarterly basis. In general, when the Fund outperforms the S&P 500 by 10% or more during a period, then the Fund pays the Adviser a bonus based on a formula described in the Agreement. Similarly, when the Fund underperforms the S&P 500 by 10% or more during a period, then the Adviser pays the Fund a penalty based on the same formula. The bonus or penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the Fund's average daily net assets in any calendar quarter. Additional details regarding this bonus/penalty performance arrangement may be found in the Investment Advisory Agreement attached as Exhibit D on pages D1-D6.
         During the fiscal years ended December 31, 2001, 2000 and 1999, the base advisory fees paid to the Adviser were $136,637, $211,496, and $228,530, respectively. During the fiscal years ended December 31, 2001, 2000, and 1999 the Adviser paid the Fund a penalty equal to $139,003, $44,627, and $501,445, respectively. Consequently, the Adviser's payment of penalties under the Agreement offset the Fund's payment of fees to the Adviser so that the net effect was a net payment by the Advisor to the Fund of $2,366 for the fiscal year ended December 31, 2001. During the fiscal year ended December 31, 2000, the Adviser's payment of penalties offset the Fund's payment of fees to the Adviser so that the net effect was a net payment by the Fund to the Adviser of $166,869. During the fiscal year ended December 31, 1999, the Adviser's payment of penalties offset the Fund's payment of fees to the Adviser so that the net effect was a net payment by the Adviser to the Fund of $272,915.

         Under an Agreement dated December 29, 1983, the Adviser also reimburses the Fund to the extent that the Fund's aggregate annual expenses (including the advisory fee but excluding bonus or penalty payments, interest, taxes, brokerage commissions and expenses related to litigation or indemnification of officers and directors) exceeds 3 1/2% of the Fund's average daily net assets up to $20,000,000 plus 1 1/2% of average daily net assets in excess of $20,000,000. This Agreement cannot be terminated without the approval of the Fund and the Adviser.
         The Current Agreement runs for a term ending on December 31, 2002. The Current Agreement may be continued in effect from year to year, in accordance with its terms, so long as such continuance is approved at least annually by the Board of Directors of the Fund, including a majority of the directors who are not parties to the Current Agreement or "Interested Parties" (as defined in the Investment Company Act of 1940) of the Adviser or the Fund, or by a vote of a majority of the outstanding voting shares of the Fund.
         The Current Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the outstanding voting shares of the Fund.

         A copy of the Financial Statements of TOP Fund Management, Inc. and of Ziskin Asset Management, Inc. are included as Exhibits B and C to this Proxy Statement.

                               PROPOSED AGREEMENT

         The terms of the Proposed Agreement are identical to the Current Agreement, except for its initial and termination dates. If approved by the shareholders, the Proposed Agreement would be effective on the date of approval and would be continued in effect from year to year thereafter, in accordance with its terms, so long as such continuance is approved at least annually by the Board of Directors of the Fund, including a majority of the directors who are not parties to the Current Agreement or "Interested Parties" (as defined in the Investment Company Act of 1940) of the Adviser or the Fund, or by a vote of a majority of the outstanding voting shares of the Fund. A copy of the Proposed Agreement is attached hereto as Exhibit D.

  BOARD RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL OF THE PROPOSED AGREEMENT

         In evaluating the continuance of the Advisory Agreement, the Directors considered all information they deemed reasonably necessary. The principal areas of review were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Directors at a Board meeting held earlier in the year. The Board of Directors has also considered that the Fund's investment philosophy centers on the seven criteria developed by the Adviser and its affiliates, and that the Adviser's years of experience and research with respect to the seven criteria make the Adviser the investment manager most capable of applying these principles to manage the Fund. The Board has also reviewed the Adviser's commitment to the Fund, as evidenced by the substantial portion of the Adviser's and its affiliates' net worth invested in the Fund.
         The Directors' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through working with the Adviser's senior management and administrative personnel. Both short-term and long-term investment performance of the Fund were considered. The Fund's current and longer-term performance were compared to various performance benchmarks comprised of relevant market indices. The Directors also considered the scope and quality of the Adviser's services and the resources dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of the Fund's compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent public accountants in periodic meetings with the Audit Committee. The Directors also considered the business reputation of the Adviser and its financial resources.
         In reviewing the fees payable under the Advisory Agreement, the Directors compared the fees and overall expense levels of the Fund with those of competitive funds and other funds with similar investment objectives. The Directors considered information provided by the Adviser considering the Adviser's profitability with respect to the Fund, including the assumption and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. In evaluating the Funds advisory fees, the Directors also took into account the complexity and quality of the investment management of the Fund.

         No single factor was considered in isolation or to be determinative to the decision of the Directors to recommend continuance of the Advisory Agreement. Rather the Directors concluded, in light of weighing and balancing of all factors considered, that it was in the best interest of the Fund to continue the Advisory Agreement, without modification to its terms, including the fees charged for services rendered thereunder.
         THEREFORE, THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT.
         Approval of the Proposed Agreement requires the affirmative vote of a majority of the outstanding voting shares of the Fund. Under the Investment Company Act of 1940, the vote of a majority of the outstanding shares means the lesser of (a) more than 50% of the outstanding shares; or (b) if more than 50% of the outstanding shares are present at the Meeting in person or by proxy, then 67% or more of the shares present. In the event that a quorum is present at the Meeting but sufficient votes in favor of the Proposed Agreement have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote by a majority of the shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which are required to be voted in favor of the Proposed Agreement. They will vote against such adjournment those proxies required to be voted against the Proposed Agreement.
         If the shareholders approve the Proposed Agreement, the Current Agreement will be terminated at the same time as the Proposed Agreement becomes effective. If the Proposed Agreement is not approved by the shareholders at the Meeting, the Current Agreement will continue in effect and the Board of Directors will consider such alternative management arrangements as it deems appropriate and will submit its recommendations to the Fund's shareholders.

                               FURTHER INFORMATION

         The sole Director of the Adviser is Barry Ziskin. Mr. Ziskin's principal occupation is President of TOP Fund Management, Inc. and Ziskin Asset Management, Inc. The officers of the Adviser are: Barry Ziskin, President and Treasurer. An affiliate of the Adviser is Ziskin Asset Management, Inc., which owns 19.65% of the Fund's voting securities. Mr. Ziskin is the sole stockholder of Ziskin Asset Management, Inc.

                              PORTFOLIO INFORMATION

         The Adviser is responsible for making recommendations to the Fund to buy and sell portfolio securities, to hold assets in cash, to invest in all types of securities and to enter into options on stock indexes, stock index futures contracts and options thereon, and foreign exchange contracts in whatever amounts or proportions the Adviser believes best suited to current and anticipated economic and market conditions consistent with the investment policies and restrictions of the Fund. The Adviser is also responsible for placing orders.
         There is no set formula for allocation of brokerage. The Fund's primary objective in selecting broker-dealers to effect securities transactions is to obtain the most favorable net results, taking into account various factors, including size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, the best net price available, and the brokerage and research services they are expected to provide the Fund.
         The Fund may allocate orders to broker-dealers who provide brokerage or research services to the Fund (as such services are defined in section 28(e) of the Securities and Exchange Act of 1934), and may pay such broker-dealers a commission that is in excess of the commission another qualified broker-dealer would have received if it is determined that the commission is reasonable in relation to the value of the services provided.
         The Fund pays for investment advisory publications or other research with "soft" (i.e., commission) dollars. The research obtained through the Fund's brokerage allocations, whether or not directly useful to the Fund, may be useful to the Adviser in connection with services rendered to the Fund and/or to other accounts managed by the Adviser or by Ziskin Asset Management, Inc. Similarly, research obtained by the Adviser may be directly useful to the Fund. The Board of Directors, in considering the reasonableness of the brokerage commissions paid by the Fund, will not attempt to allocate, or require the Adviser to allocate the relative cost or benefits to the Fund.
         Futures transactions generally will be effected through those futures commissions merchants ("FCMs") the Fund believes will obtain the most favorable net results. The Fund may allocate futures contract orders to FCMs who provide commodity brokerage research services. The normal operation of the commodities marketplace will require that the FCM have a beneficial interest in any Sub-Custodial account created for the benefit of the Fund.
         For the years 2001, 2000, and 1999, the aggregate amount of commissions paid by the Fund were $66,689, $36,698, and $30,675, respectively. Commissions expressed as a percentage of average daily net assets are as follows: 2001:
0.61%; 2000: 0.217%; and 1999: 0.168%.
         The portfolio turnover rate of the Fund in each of the last three years has been as follows: 2001: 74.6%; 2000: 0.0%; and 1999: 14.9%.


                                APPRAISAL RIGHTS

Shareholders of the Fund are not entitled to rights of appraisal with respect to the proposals to be voted upon at the Annual Meeting.


                  SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         If a shareholder wishes to present a proposal to be included in the Proxy Statement for the 2003 Annual Meeting of Shareholders, which the Board of Directors anticipates will be held on or about November 30, 2003, such proposal must be submitted in writing and received at the Fund's principal executive office not less than 120 days in advance of November 1, 2003.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's Directors and officers and persons who beneficially own more than 10% of a registered class of the Fund's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Copies of all Section 16(a) forms filed by Directors, officers and 10% shareholders are required to be provided to the Fund. To the Fund's knowledge, during the most recently completed fiscal year ended December 31, 2001, all Directors, officers, and 10% stockholders complied with Section 16(a) filing requirements.

                                  OTHER MATTERS

         The Board of Directors knows of no matters as of this date to be presented at the Meeting other than those specified in the Proxy Statement. However, if any other matters come before the Meeting it is intended that the proxies will vote thereon in their discretion.
         All shareholders are urged to execute, date and return promptly the enclosed Form of Proxy in the enclosed return envelope, regardless of whether they intend to be present in person at the Annual Meeting.

                             By Order of the Board of Directors,

                             /s/ Barry Ziskin
                             Barry Ziskin
                             President and Treasurer

Dated:  November 18, 2002
Mesa, Arizona

                                                                       EXHIBIT A
                               Z-SEVEN FUND, INC.
                            AUDIT COMMITTEE CHARTER*

1. The Audit Committee shall be composed entirely of independent directors.

2.       The purposes of the Audit Committee are:

         (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
         (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and
         (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

         The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

         (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;
         (b) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;
         (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;
         (d) to review the fees charged by the auditors for audit and non-audit services;
         (e) to investigate improprieties or suspected improprieties in fund operations; and
         (f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Treasurer and/or Controller of the Fund and review information provided by external auditors, if any, for the management company.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review this Charter at least annually and recommend any changes deemed necessary to the full Board of Directors.

* As approved by the Audit Committee on May 10, 2000.

                                                                       EXHIBIT B





                         INDEPENDENT ACCOUNTANTS' REPORT


         Board of Directors
         TOP Fund Management, Inc.
         Mesa, Arizona

         We have audited the accompanying balance sheet of TOP Fund Management, Inc. (a New York corporation) as of December 31, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

         In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of TOP Fund Management, Inc. as of December 31, 2001, in conformity with U.S. generally accepted accounting principles.

         /s/ Secore & Niedzialek, P.C.

         March 18, 2002

                            TOP FUND MANAGEMENT, INC.
                                  Balance Sheet
                                December 31, 2001

                                     ASSETS

Current assets:
    Cash and cash equivalents (Note A)                           $   4,171
    Due from affiliate (Note B)                                      6,047
                                                                    ------

         Total current assets                                       10,218
                                                                   -------

Note receivable from affiliate (Note B)                            293,888
Investments (Notes A and C)                                        390,508
                                                                  --------

Total assets                                                     $ 694,614
                                                                  ========



                      LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities:
    Accrued expenses                                             $   8,374
    Note payable to bank (Note D)                                  563,604
                                                                  --------

Total current liabilities                                          571,978
                                                                  --------

Shareholder's equity:
    Common shares, no par value; 200 shares authorized,
       10  shares issued and outstanding (Note E)                  976,788
    Retained deficit (Note E)                                     (515,787)
    Accumulated other comprehensive loss (Notes C and E)          (338,365)
                                                                  --------

         Total shareholder's equity                                122,636
                                                                  --------

Total liabilities and shareholder's equity                       $ 694,614
                                                                  ========

Commitments and contingencies (Note B)

    The accompanying notes are an integral part of this financial statement.

                            TOP FUND MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001

NOTE A - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

       NATURE OF BUSINESS
       ------------------

       TOP Fund Management, Inc. ("TFM"), organized under the laws of the state of New York, is a registered investment advisor which manages the portfolio of the Z-Seven Fund, Inc. ("the Fund"), a registered investment company. The objective of the Fund is long-term capital appreciation through investment, primarily in common stocks and securities immediately convertible into common stock, believed by TFM to have significant growth potential. TFM at no time has custody or possession of the Fund's portfolio, but rather is authorized by the Fund to make trades on its behalf in the Fund's account.

       USE OF ESTIMATES
       ----------------

       The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

       INVESTMENTS
       -----------

       The Company classifies its marketable equity securities as available for sale. These securities are carried in the financial statements at fair value. Realized gains and losses are included in earnings, and unrealized gains and losses are reported as a separate component of shareholder's equity, see Note E. Dividend income is recorded on the ex-dividend date.

       INCOME TAXES
       ------------

       The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under those provisions, the shareholder is liable for individual federal and state income taxes on the Company's taxable income. As a result, no provision or liability for federal or state income taxes has been included in the financial statements.

       CONCENTRATIONS OF CREDIT RISK
       -----------------------------

       The Company occasionally maintains deposits in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concentration of credit risk requiring disclosure, regardless of the degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions.

                            TOP FUND MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001
                                   (Continued)

NOTE B - RELATED PARTY TRANSACTIONS

       INVESTMENT ADVISORY AGREEMENT
       -----------------------------

       TFM has entered into an Investment Advisory Agreement ("the Agreement") with the Fund. The Agreement provides for a base management fee equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund.

       In addition to such base management fee, TFM will receive a bonus for extraordinary performance (change in net asset value) or pay a penalty for under performance. The bonus/penalty performance arrangement uses the S&P Index of 500 Composite Stocks ("S&P 500 Index") as a measure of performance against which the Fund's net asset value's performance will be measured. The bonus or penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter. The performance penalty fee can exceed the base management fee. Furthermore, the bonus/penalty arrangement will not become operative unless the performance of the Fund exceeds, either positively or negatively, the S&P 500 Index percentage change during the same period of time by more than 10.0%. At December 31, 2001 the Fund owes TFM a net $6,047 comprised of $9,655 owed to the Fund in penalties as determined by the bonus/penalty arrangement, $10,215 owed to the Fund for an expense reimbursement, and $25,917 due to TFM in base management fees.

       The Agreement also provides that if the Fund's expenses on an annual basis (including the base management fee, but excluding any bonus or penalty payments, taxes, interest, brokerage commission and certain litigation expenses) exceed 3.5% of the average daily net assets of the Fund up to $20 million plus 1.5% of the average daily net assets in excess of $20 million, TFM shall reimburse the Fund annually for any such excess expenses up to the aggregate amount of the basic advisory fee. For the year ended December 31, 2001, the expense reimbursement to the Fund totaled $40,215.

       Ziskin Asset Management, Inc. ("ZAM"), an affiliated company has guaranteed and pledged stock to the Fund to cover any penalty or expenses incurred by TFM under the Agreement with the Fund. In addition, the Agreement has several covenants, among them, that ZAM and TFM agree not to declare or pay any dividends or make any other distribution of their common stock unless the combined tangible net worth of the companies is not less than the greater of (i) $1,500,000 or (ii) 10% of the net assets of the Fund, as of the last day of the most recently ended fiscal quarter, but not more than $2,700,000. At December 31, 2001, the net assets of the Fund were approximately $8,354,000. TFM and ZAM were in compliance with all covenants at December 31, 2001.

                            TOP FUND MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001
                                   (Continued)

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

       AFFILIATES
       ----------

       At December 31, 2001, The Company has a note receivable due on demand from ZAM totaling $293,888 with interest at the prime rate (5.25% at December 31, 2001) plus 0.5%.

       The sole shareholder of TFM is also the sole shareholder of ZAM, and is a director and president of the Fund, in which he has a 30% beneficial interest at December 31, 2001.

NOTE C - INVESTMENTS

       The Company owns 93,200 shares of Z-Seven Fund, Inc. which is approximately 5% of the outstanding shares. These shares have an original cost of $728,873 and a fair market value of $390,508 at December 31, 2001. The unrealized loss for these equity securities at December 31, 2001, was $338,365. In December, 2001, the sole shareholder of the Company made a capital contribution of 40,000 shares of the Fund, valued at fair market value on the date of the transaction (see Note E).

NOTE D - NOTE PAYABLE TO BANK

       The Company has a $700,000 line of credit with Wells Fargo Bank, NA with interest at the prime rate (4.75% at December 31, 2001) plus 0.5%. The note matures May 2004 and requires only monthly interest payments. The note is co-guaranteed by ZAM and by the sole shareholder of TFM. In addition, ZAM has pledged 338,002 shares of Z-Seven Fund, Inc. stock as additional collateral. At December 31, 2001, the unused portion of the note was $136,396.

NOTE E - COMMON STOCK, RETAINED DEFICIT AND ACCUMULATED OTHER COMPREHENSIVE LOSS

       Changes in common stock for 2001 are as follows:
          Balance, beginning of year                              $ 809,100

          Capital contribution (see Note C)                         167,688
                                                                   --------

          Balance, end of year                                    $ 976,788
                                                                    =======

       Changes in retained deficit for 2001 are as follows:
          Balance, beginning of year                             $ (459,879)

          Net loss                                                  (55,908)
                                                                   ---------

          Balance, end of year                                   $ (515,787)
                                                                   ========

                            TOP FUND MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001
                                   (Continued)



NOTE E - COMMON STOCK, RETAINED DEFICIT AND ACCUMULATED OTHER COMPREHENSIVE LOSS
  (CONTINUED)

       Changes in accumulated other comprehensive loss resulting from unrealized loss on investments for 2001 are as follows:
          Balance, beginning of year                             $ (175,485)

          Unrealized loss incurred                                 (162,880)
                                                                  ----------

          Balance, end of year                                   $ (338,365)
                                                                   ========

                                                                       EXHIBIT C





                         INDEPENDENT ACCOUNTANTS' REPORT


         Board of Directors
         Ziskin Asset Management, Inc.
         Mesa, Arizona

         We have audited the accompanying balance sheet of Ziskin Asset Management, Inc. (a New York corporation) as of December 31, 2001. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

         In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Ziskin Asset Management, Inc. as of December 31, 2001, in conformity with U.S. generally accepted accounting principles.

         /s/ Secore & Niedzialek, P.C.

         March 18, 2002 (except for Note F which is dated October 1, 2002)

                          ZISKIN ASSET MANAGEMENT, INC.
                                  Balance Sheet
                                December 31, 2001

                                     ASSETS
Current assets:
    Cash and cash equivalents (Note A)                             $    15,398
                                                                        ------

Long-term note receivable from shareholder (Notes B and F)             479,453
Deferred income tax assets (Notes A and D)                                   -
Investments (Notes A, B and C)                                       1,541,928
                                                                     ---------

Total assets                                                       $ 2,036,779
                                                                     =========

                      LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities:
    Accounts payable  and accrued expenses                         $    19,247
    Unearned portfolio fees (Note A)                                    19,485
    Note payable to affiliate (Note B)                                 293,888
                                                                    ----------

         Total current liabilities                                     332,620
                                                                       -------


Shareholder's equity:
    Common shares, no par value;  200 shares authorized,
        100 shares issued and outstanding                                1,500
    Additional paid in capital                                           6,191
    Retained earnings (Note E)                                       3,243,453
    Accumulated other comprehensive loss (Note E)                   (1,546,985)
                                                                   -----------

         Total shareholder's equity                                  1,704,159
                                                                     ---------

Total liabilities and shareholder's equity                         $ 2,036,779
                                                                     =========

Commitments and contingencies (Note B)

    The accompanying notes are an integral part of this financial statement.

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001

NOTE A - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

       NATURE OF BUSINESS
       ------------------

       Ziskin Asset Management, Inc. ("ZAM"), organized under the laws of the state of New York, is a registered investment advisor, which manages accounts for various individuals and institutions on a discretionary basis for a fee. The objective of such accounts is long-term capital appreciation through investment, primarily in common stocks and securities immediately convertible into common stock, believed by ZAM to have significant growth potential. ZAM at no time has custody or possession of the clients' funds or securities, except for prepaid investment management fees, but rather is authorized by the clients to make investments on their behalf in their accounts.

       USE OF ESTIMATES
       ----------------

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

       ACCOUNTS RECEIVABLE
       -------------------

       The Company uses the allowance method to provide a reserve for uncollectible accounts receivable. Uncollectible accounts are charged to the allowance account when incurred.

       REVENUE RECOGNITION
       -------------------

       Investment management fees are recognized as the related services are performed.

       INVESTMENTS
       -----------

       The Company classifies its marketable equity securities as available for sale. These securities are carried in the financial statements at fair value. Realized gains and losses are included in earnings, and unrealized gains and losses, net of income taxes, are reported as a separate component of shareholder's equity, see Note E. Dividend income is recorded on the ex-dividend date.

       UNEARNED PORTFOLIO FEES
       -----------------------

       Unearned portfolio fees represent annual advance fees paid by clients. These fees are recognized as revenue based on the annual account performance when the clients' investment portfolios increase in value. If the investment portfolios decrease in value, the unearned advance fees are carried forward to future periods or are refunded.

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001
                                   (Continued)

NOTE A - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

       INCOME TAXES
       ------------

       Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes. Deferred taxes are recognized for differences between the basis of assets and liabilities for financial statement and income tax purposes. The differences relate primarily to unrealized gains or losses on investments (not recognized for income tax purposes until the investments are disposed). The deferred tax assets and liabilities represent the future tax consequences of these differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.

       PROFIT SHARING PLAN
       -------------------

       The Company maintains a profit sharing plan covering all eligible full time employees. Contributions to the plan are at the discretion of the Board of Directors. As of December 31, 2001 all contributions to the plan have been fully funded.

       CONCENTRATION OF CREDIT RISK
       ----------------------------

       The Company occasionally maintains deposits in excess of federally insured limits. Statement of Financial Accounting Standards No. 105 identifies these items as a concentration of credit risk requiring disclosure, regardless of the degree of risk. The risk is managed by maintaining all deposits in high quality financial institutions.

NOTE B - RELATED PARTY TRANSACTIONS

       Under the Guarantee and Pledge Agreement (the "Guarantee") that the Company has with the Z-Seven Fund, Inc. (the "Fund"), ZAM has guaranteed to pay any penalties and expenses incurred by TOP Fund Management, Inc. ("TFM"), an affiliated company, under TFM's advisory agreement with the Fund. Additionally, the Company has pledged marketable equity securities (Note C) as collateral under the Guarantee.

       The Guarantee has several covenants, among them, that ZAM and TFM agree not to declare or pay any dividends or make any other distribution of their common stock unless the combined tangible net worth of the companies is not less than the greater of (i) $1,500,000 or (ii) 10% of the net assets of the Fund, as of the last day of the most recently ended fiscal quarter, but not more than $2,700,000. At December 31, 2001, the net assets of the Fund were approximately $8,354,000. ZAM and TFM were in compliance with all covenants at December 31, 2001.

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001
                                   (Continued)

NOTE B - RELATED PARTY TRANSACTIONS (CONTINUED)

       The sole shareholder of ZAM is also the sole shareholder of TFM, and is a director and president of the Fund, in which he has a 30% beneficial interest at December 31, 2001.

       The Company subleases office space from the Fund on a month to month basis.

       At December 31, 2001, the Company has a note receivable from its sole shareholder totaling $479,453 with interest at the prime rate (4.75% at December 31, 2001) plus 0.5%. The note requires annual interest only payments and matures May 10, 2004 (See Note F).

       At December 31, 2001, the Company has a note payable due on demand to TFM totaling $293,888, with interest at the prime rate (4.75% at December 31, 2001) plus 0.5%.

       The Company and its sole shareholder, co-guaranteed a $700,000 bank line of credit agreement for TFM. As part of the loan agreement, ZAM has also pledged 338,002 shares of the Fund. At December 31, 2001, $563,604 was outstanding on the bank loan to TFM.

NOTE C - INVESTMENTS

       The Company owns 368,002 shares of Z-Seven Fund, Inc. which is approximately 18% of the outstanding shares. These shares have an original cost of $3,064,358 and a fair market value of $1,541,928 at December 31, 2001. ZAM has pledged 21,900 shares as collateral under a guarantee agreement with the Fund, as described in Note B. In addition, the Company has pledged 338,002 shares as collateral under a line of credit agreement on behalf of TFM as discussed in Note B.

NOTE D - INCOME TAXES

         The Company's total deferred tax assets and liabilities are as follows:

         Total deferred tax assets, long-term               $    1,062,000

         Less valuation allowance                               (1,062,000)

         Total deferred tax liabilities                                  -
                                                          ----------------

         Net deferred tax assets                           $             -
                                                          =================

                          ZISKIN ASSET MANAGEMENT, INC.
                             Notes to Balance Sheet
                                December 31, 2001
                                   (Continued)

NOTE D - INCOME TAXES (CONTINUED)

         As of December 31, 2001, loss carryforwards of approximately $500 are available to offset future years' federal income taxes expiring in 2019. The tax benefit of the loss carryforward is approximately $200. In addition, $354,000 of loss carryforwards are available to offset future state income taxes. If not used, the carryforwards expire in 2003 to 2005. The tax benefit of the state loss carryforwards are approximately $28,000.

         A valuation allowance of $1,062,000 was established as of December 31, 2001 to reduce the tax benefit of unrealized losses on investments and state net operating loss carryforwards.

NOTE E - RETAINED EARNINGS AND ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

         Changes in retained earnings for 2001 are as follows:

         Balance, beginning of year                           $ 3,273,476

         Net loss                                                 (30,023)
                                                              -----------

         Balance, end of year                                 $ 3,243,453
                                                              ===========

         Changes in accumulated other comprehensive income (loss) resulting from unrealized loss on investments for 2001 are as follows:

         Balance, beginning of year                           $    (157,399)

         Unrealized loss incurred, net of deferred income tax    (1,389,586)
                                                              -------------

         Balance, end of year                                 $  (1,546,985)
                                                              =============

NOTE F - SUBSEQUENT EVENT

         In 2002, the Company's sole shareholder repaid $150,000 of principal and interest on his unsecured loan from the Company. In addition, the loan was secured with first and second deeds of trust on real properties owned by the shareholder.

                                                                       EXHIBIT D
                          INVESTMENT ADVISORY AGREEMENT

         THIS INVESTMENT ADVISORY AGREEMENT, dated _________________, made and entered into by and between Z-Seven Fund, Inc., a Maryland corporation (hereinafter called the "Investment Company") and TOP Fund Management, Inc., a New York Corporation (hereinafter called the "Adviser").

                                   WITNESSETH:

      The parties agree as follows:

      1. INVESTMENT SERVICES. The Adviser shall furnish advice to the Investment Company with respect to investing in and purchasing and selling securities and stock index futures contracts and related options thereon, and, subject to the control of the Board of Directors of the Investment Company, shall determine what securities and stock index futures contracts and related options thereon shall be purchased or sold by the Investment Company and shall effect such purchases and sales. The Adviser shall attempt to effect the purchase and sale of such securities and stock index futures contracts and related options thereon with and through such broker-dealers or futures commissions merchants, as the case may be, as the Investment Company directs. In the case of any transactions where the Investment Company determines that more than one broker-dealer would provide the best price and execution, the Adviser may in its discretion, effect such transaction with or through any of such broker-dealers or futures commission merchants, as the case may be, on the basis of the furnishing of research, statistical or other services by such broker-dealers or futures commissions merchants, as the case may be, to the Adviser or Investment Company, or on such other reasonable basis as the Adviser or the Investment Company determines. Any such sales, statistical, research or other services rendered by broker-dealers or futures commissions merchants shall not in any way offset or reduce the compensation to be paid to the Adviser hereunder.

      2. ADDITIONAL SERVICES. The Adviser shall furnish at the request of the Board of Directors of the Investment Company, without expense to the Investment Company, the services of all persons, including all directors, officers and employees of the Adviser (such persons to be satisfactory to the Investment Company's Board of Directors), to serve as directors and officers of the Investment Company, if any of such persons are elected or appointed to such capacities The Adviser shall pay the compensation and travel expenses of all persons acting as directors or officers of the Investment Company, and they shall serve without additional compensation of any kind from the Investment Company. No other employee of the Investment Company shall receive from the Investment Company any salary or other compensation therefore while such person is at the same time a director, officer or employee of the Adviser or any of its affiliates. The foregoing prohibitions on the payment of compensation by the Investment Company shall not apply to consultants and other persons who are not regular members of the Adviser's staff and who are directors, officers or employees of the Investment Company. The Adviser shall have no responsibility to provide the Investment Company with office space or any office equipment or supplies, or persons to perform administrative, clerical or bookkeeping functions on behalf of the Investment Company.
      The Adviser shall supply the Board of Directors and officers of the Investment Company with all statistical information reasonably required by them and reasonably available to the Adviser.

      3. INFORMATION TO BE SUPPLIED BY THE INVESTMENT COMPANY. The Investment Company shall at all times keep the Adviser fully informed with regard to the securities owned by it, its funds available or to become available for investment, and generally as to the condition of its affairs. It shall furnish the Adviser with a copy of all financial statements certified by its financial officer, and a signed copy of each report prepared by certified public accountants with respect to it, and with such other information with regard to its affairs, as the Adviser may from time to time reasonably request.

      4. EXPENSES OF THE INVESTMENT COMPANY. The Investment Company shall pay all its expenses not assumed by the Adviser as provided herein. Such expenses shall include, but shall not be limited to, custodian, depository, registrar, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, proxy statements and notices to its shareholders; expenses and fees of listing the Investment Company's securities on an exchange; interest; taxes; expenses of the issuance or sale of shares of the Investment Company (including registration and qualification expenses and the cost of stock certificates); legal and auditing expenses; telephone and telegraph expenses; the expenses of office space, equipment and supplies; compensation, fees and expenses paid to the directors, officers or employees of the Adviser or any of its affiliates; association dues; costs of stationery and forms prepared exclusively for the Investment Company; and costs of data transmissions. In the event that any employee of the Investment Company performs services for the Adviser, there shall be charged to the Adviser a pro rata share of the costs (allocated on the basis of working hours devoted to the Adviser's affairs) associated with the employment of such employee incurred by the Investment Company including, without limitation, salary expense, social security and other employee taxes and health insurance and other fringe benefits.

      5. COMPENSATION OF THE ADVISER. The Investment Company shall pay to the Adviser on or before the tenth (10th) day following the end of each calendar quarter, as compensation for the services rendered by the Adviser under this Agreement during such calendar quarter, a base advisory fee (hereinafter called the "Base Advisory Fee") in an amount equal to .3125% of the average daily net asset value of the Investment Company during such calendar quarter, determined on the last day of such calendar quarter; provided, however, that the Base Advisory Fee for the period from the effective date hereof to the last day of the calendar quarter in which such effective date occurs shall be prorated according to the proportion which such period bears to the full calendar quarter, and provided, further, that upon any termination of this Agreement on a day other than the last day of a calendar quarter, the Base Advisory Fee for the period from the beginning of the calendar quarter in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full calendar quarter.

      In addition to the Base Advisory Fee, the Investment Company shall pay to the Adviser a bonus or the Adviser shall pay to the Investment Company a penalty, in each case on a quarterly basis, depending upon the performance relative to the Standard & Poor's Index of 500 Composite Stocks (hereinafter called the "Index"). The quarterly bonus or penalty, if any, shall be calculated and paid as follows:

      (a) The net asset value of the Investment Company at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning NAV") shall be subtracted from the sum of the net asset value of the Investment Company at the end of the calendar quarter immediately preceding the date of determination plus the value of any distributions made by the Investment Company to its shareholders during any of the four calendar quarters that are the subject of the determination. The difference shall be divided by the Beginning NAV and the quotient shall be expressed as a percentage (hereinafter called the "Net Asset Value Percentage Change").

       (b) The level of the Index at the beginning of the fourth full calendar quarter preceding the date of determination (the "Beginning Index") shall be subtracted from the level of the Index at the end of the calendar quarter immediately preceding the date of determination. Adjustments for each distributions, if any, paid on the stocks included in the Index shall be made in the same manner as provided in subparagraph (a) for adjusting net asset value of the Investment Company. The difference shall be divided by the Beginning Index and the quotient shall be expressed as a percentage (hereinafter called the "Index Percentage Change").

      (c) The Index Percentage Change shall then be subtracted from the Net Asset Value Percentage Change, and the difference is hereinafter called the "Performance Differential". It is understood that at any time the Net Asset Value Percentage Change, the Index Percentage Change and the Performance Differential, or any of them, could be a negative figure. To the extent that the Performance Differential, whether positive or negative, exceeds nine and nine-tenths (9.9) percentage points, there shall be payable, subject to the second provision of subparagraph (e) below, a bonus or penalty, depending on whether the performance was positive or negative, equal to the product of (x) the average daily net asset of the Investment Company for the four calendar quarters that are utilized in the determination times (y) 25% of the annual bonus/penalty rate computed in accordance with the following table:

                                                             BONUS OR PENALTY
                                                            (ANNUAL PERCENTAGE
                                                              RATE APPLIED TO
                                                                AVERAGE DAILY
          PERFORMANCE DIFFERENTIAL                               NET ASSETS)
          ------------------------                               -----------
         10 to 14.9 percentage points..............................1.0%
         15 to 19.9 percentage points..............................1.5%
         20 to 24.9 percentage points..............................2.0%
         25 to 29.9 percentage points..............................2.5%
         30 to 34.9 percentage points..............................3.0%
         35 to 39.9 percentage points..............................3.5%
         40 to 44.9 percentage points..............................4.0%
         45 to 49.9 percentage points..............................4.5%
         50 to 54.9 percentage points..............................5.0%
         55 to 59.9 percentage points..............................5.5%
         60 to 64.9 percentage points..............................6.0%
         65 to 69.9 percentage points..............................6.5%
         70 to 74.9 percentage points..............................7.0%
         75 to 79.9 percentage points..............................7.5%
         80 to 84.9 percentage points..............................8.0%
         85 to 89.9 percentage points..............................8.5%
         90 to 94.9 percentage points..............................9.0%
         95 to 99.9 percentage points..............................9.5%
         100 or more percentage points............................10.0%

      (d) The bonus or penalty payable in respect of any calendar quarter shall not exceed 2.5% of the average daily net asset value of the Investment Company for the four calendar quarters that are utilized in the determination of the bonus or penalty.

      (e) The bonus or penalty earned or payable by the Adviser shall be determined and paid within 10 days following the close of each calendar quarter; provided, however, that no bonus or penalty was paid in respect of the calendar quarter in which the Investment Company commenced doing business; and provided further that the bonus or penalty that would have been paid at the end of each of the first four full calendar quarters during the first year of business was computed at the end of the fourth such quarter and the bonus or penalty, as the case may be, was computed for such four calendar quarter periods on the basis of the full annual rate set forth in the table included as part of subparagraph
(c), and the bonus and penalty so computed was paid within ten days following the close of the fourth such quarter. Any such payment made within ten days after the close of a calendar quarter shall be considered for all purposes hereunder as having been paid within said calendar quarter but no such payment, whether to or by the Adviser, shall be deemed to increase or decrease Net Asset Value for purposes of computing the Base Advisory Fee or the bonus or penalty payment for such period.

      (f) If this agreement terminates on a date other than at the end of a calendar quarter, or if there is any other short fiscal period resulting from a change of the Investment Company's fiscal year or otherwise, the incentive adjustment for such period shall be computed as follows: (1) the effective date or other commencement of the short fiscal period shall be deemed the beginning of a calendar quarter, and the termination date or other end of a short fiscal period shall be deemed the end of a calendar quarter; (2) in determining the annual rate of the bonus or penalty applicable to any Performance Differential for any four calendar quarters including such short fiscal period, each of the percentage figures set forth in the column labeled "Performance Differential" in the table included as part of subparagraph (c) shall be changed to the fraction of such percentage point which 270 plus the number of days in such short fiscal period bears to 360; and (3) the maximum limitation of 2.5% which the number of days in such short fiscal period bears to 90.

      (g) Payments described herein shall be accompanied by a report of the Investment Company prepared either by the Investment Company or by a reputable firm of independent accountants which shall show the amount properly payable to the Adviser under this agreement and the detail or computation thereof. If the Adviser does not dispute such report within 30 days from the receipt thereof, it shall be deemed binding and conclusive on the parties hereto.

      6. ADVISER'S RESPONSIBILITY. The Adviser assumes no responsibility other than to render the services called for hereunder and to make the penalty payments, if any, prescribed in paragraph 5 above. The Adviser shall have no liability to the Investment Company, or to its shareholders or creditors, for any error in judgment, mistake of law, or for any loss arising out of any investment, or for any other act of omission in the performance of its obligations to the Investment Company, except for liability to which it would be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder.

      7. NO LIMITATIONS ON OTHER EMPLOYMENT. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser who may also be a director, officer or employee of the Investment Company to engage in any other business, whether of a similar nature or a dissimilar nature, however, the Adviser shall not act as an investment Adviser to anyone but the Investment Company.

      8. COVENANTS OF THE ADVISER. (a) KEY MAN INSURANCE. The Adviser shall at its expense cause to be maintained Key Man Insurance covering Barry Ziskin in an amount not less than $2 million (and, to the extent any such insurance consists of a whole life or similar type policy, not make any borrowings in connection therewith which would cause the benefits payable thereunder to be less than $2 million). The Adviser shall further cause the Investment Company to be duly designated, by means in form and substance satisfactory to the Investment Company, a beneficiary on policies of Key Man Insurance covering Barry Ziskin owned by the Adviser. Upon request of the Investment Company, the Adviser shall furnish the Investment Company, with copies of all such insurance policies and such other evidence as to compliance with the foregoing, and as the Investment Company may reasonably request.

      (b) DIVIDEND RESTRICTION. The Adviser covenants and agrees that, so long as this Agreement is in effect, the Adviser, unless the Adviser receives written consent of the Investment Company allowing actions or omissions to the contrary, will not pay or decree any dividend on its stock or make any other distribution on account of its stock or redeem, purchase or otherwise acquire, directly or indirectly, any share of its stock, or otherwise make any distribution or other disposition of any of its assets whether in the ordinary course of business or otherwise, if after and giving effect to such action the sum of the tangible net worth (being the excess of total assets over total liabilities, excluding from total assets all assets classified as intangible assets under generally accepted accounting principles) of the Adviser plus the tangible net worth of Ziskin Asset Management, Inc., which has guaranteed the obligations of the Adviser hereunder, would be less than the greater of (i) $1,500,000 or (ii) 10% of the net assets of the Investment Company as of the last day of the most recently ended fiscal quarter of the Investment Company but not more than $2,700,000.

      9. TERMINATION. Subject to the next sentence of this paragraph, this Agreement shall be in effect until the close of business on December 31, 2003 and shall continue in effect from year to year thereafter, but only so long as such continuance shall be specifically approved at least annually by the Board of Directors of the Investment Company, including a majority of the directors who are not parties to this Agreement or interested persons (within the meaning of the Investment Company Act of 1940) of the Adviser or of the Investment Company, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority (within the meaning of the Investment Company Act of 1940) of the outstanding voting shares of the Investment Company. Notwithstanding anything herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Investment Company or by vote of a majority (within the meaning of the Investment Company Act of 1940) of the outstanding voting shares of the Investment Company, on sixty (60) days' written notice to the Adviser.

      10. NON-ASSIGNABILITY. This agreement shall not be assignable by either party hereto, and in the event of assignment (within the meaning of the Investment Company Act of 1940) by the Adviser, this agreement shall automatically be terminated forthwith.

      11. APPROVAL OF THIS AGREEMENT AND AMENDMENTS. This Agreement and any amendments made hereto shall be approved by vote of the holders of a majority of the outstanding shares of the Investment Company. Thereafter; no amendment to this Agreement shall become effective until approved by vote of the holders of a majority of the outstanding shares of the Investment Company. In the event that this agreement is not ratified by shareholders of the Investment Company at the Annual Meeting in 2002, the Investment Company and the Adviser shall continue to be bound by the Investment Advisory Agreement in effect immediately prior to said Annual Meeting.

      12. NOTICES. Any notices required hereunder shall be in writing and shall be deemed given when delivered in person or when sent by first-class registered or certified mail to the parties at the following address or at such addresses as either party may from time to time specify by notice to the other:

                            If to the Investment Company at:
                                 Z-Seven Fund, Inc.
                                 1819 S. Dobson Road
                                 Suite #109
                                 Mesa, AZ  85202

                            If to the Adviser at:
                                 TOP Fund Management, Inc.
                                 1819 S. Dobson Road
                                 Suite #109
                                 Mesa, AZ  85202


      13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

      IN WITNESS WHEREOF the parties hereto have executed these presents on the date first above mentioned.



                           Z-SEVEN FUND, INC.


                                    By
                                       -----------------------------------------
                                                                       President

                           TOP FUND MANAGEMENT, INC.


                                    By
                                       -----------------------------------------
                                                                       President

                                                                       EXHIBIT E

November 11,  2002



Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

We were previously principal auditors for the Z-Seven Fund, Inc. (the "Fund") and, under the date of January 25, 2002, we reported on the statement of assets and liabilities of the Fund, including the schedule of investments as of December 31, 2001, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the seven-year period then ended. On March 27, 2002 we resigned as independent auditors for the Fund. We have read the Fund's statements included in "Proposal 2 Approval of Independent Auditors" in the accompanying proxy, and we agree with such statements except that we are not in a position to agree or disagree that the Board of Directors selected Tait, Weller & Baker as independent auditors of the Fund.

/s/ KPMG LLP

                               Z-SEVEN FUND, INC.

                        ANNUAL MEETING OF SHAREHOLDERS

                           FRIDAY, DECEMBER 20, 2002
                      11:00 A.M. (MOUNTAIN STANDARD TIME)

                              1819 S. DOBSON ROAD
                                   SUITE 109
                                 MESA, ARIZONA



Z-SEVEN FUND, INC.
1819 S. DOBSON ROAD
SUITE 109
MESA, AZ 85202                                                            PROXY
--------------------------------------------------------------------------------

              ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 20, 2002





     The undersigned holder of Z-Seven Fund, Inc. (the "Fund"), a Maryland corporation, hereby appoints Barry Ziskin and Rochelle Ziskin, collectively and as individuals, as attorneys and proxies of the undersigned with full power of substitution and revocation, for and in the name, place, and stead, of the undersigned to represent the undersigned, and to vote all of the undersigned's shares of said Fund at the Annual Meeting of such shareholders of said Fund to be held at the offices of Z-Seven Fund, Inc., 1819 S. Dobson Road, Suite 109, Mesa, Arizona on December 20, 2002, at 11:00 a.m. (Mountain Standard Time), and at any and all adjournments thereof, upon the matters set forth in the Notice of Annual Meeting of the Shareholders and upon all other matters coming before said meeting.






                PLEASE MARK, SIGN AND DATE THE REVERSE SIDE AND
          RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





                           (CONTINUED ON OTHER SIDE)

                                 [LOGO] Z-SEVEN

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3 AND 4 BELOW.


1. Election of Directors: 01 ALAN MEVIS       04 BARRY ZISKIN
                          02 LYDIA MOORE      05 ROCHELLE ZISKIN
                          03 JEFFREY SHUSTER

                   [ ]  FOR all nominees listed      [ ]  WITHHOLD authority
                        (except as marked                 vote for all nominees
                        to the contrary below):           listed.



(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY   -------------------------
INDICATED NOMINEE, WRITE THE NUMBER(S) IN THE BOX      |                       |
PROVIDED TO THE RIGHT.)                                -------------------------

2. Approval of the selection of Tait, Weller & Baker as Independent Public
   Auditors for the Fund.            [ ]For        [ ] Against       [ ] Abstain

3. To approve the Investment Advisory Agreement between the Fund and TOP
   Fund Management, Inc.             [ ]For        [ ] Against       [ ] Abstain

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment
   thereof.                         [ ] For        [ ] Against       [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

Address Change? Mark Box   [ ]        I Plan to Attend the Meeting   [ ]
Indicate changes below:

                                    Dated ________________________, 2002
                                    ------------------------------------
                                    |                                  |
                                    ------------------------------------
                                    Signature(s) of Shareholder(s) in Box

                                    Please sign EXACTLY as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If in a partnership, sign in partnership name by authorized person.